UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 9, 2022

LODGING FUND REIT III, INC.

(Exact Name of Registrant as Specified in Charter)

Maryland	000-56082	83-0556111
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1635 43rd Street South, Suite 205
Fargo, North Dakota	58103
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (701) 630-6500

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Securities registered or to be registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Contribution Agreement – Four Points by Sheraton Manhattan

On May 9, 2022, Lodging Fund REIT III OP, LP (the “Operating Partnership”), the operating partnership subsidiary of Lodging Fund REIT III, Inc. (the “Company”) and W&K Hotels, LLC (the “Manhattan FP Contributor”) entered into a Legendary Equity Preservation UPREIT (Pat. Pend.) Contribution Agreement (the “Manhattan FP Contribution Agreement”), pursuant to which the Manhattan FP Contributor agreed to contribute the 197-room Four Points by Sheraton Manhattan hotel in Manhattan, Kansas (the “Manhattan FP Hotel Property”) to the Operating Partnership. The Manhattan FP Contributor is not affiliated with the Company or Legendary Capital REIT III, LLC, the Company’s external advisor. The aggregate consideration for the Manhattan FP Hotel Property under the Manhattan FP Contribution Agreement is $8,400,000 plus closing costs, subject to adjustment as provided in the Manhattan FP Contribution Agreement. The majority of the consideration consists of the assumption or refinancing by the Operating Partnership of existing debt secured by the Manhattan FP Hotel Property. The remaining consideration consists of the issuance by the Operating Partnership of Series T Limited Units of the Operating Partnership and cash at closing. As required by the Manhattan FP Contribution Agreement, the Operating Partnership will deposit $50,000 into escrow as earnest money pending the closing or termination of the Manhattan FP Contribution Agreement. Except in certain circumstances described in the Manhattan FP Contribution Agreement, if the Operating Partnership fails to perform its obligations under the Manhattan FP Contribution Agreement, it will forfeit the earnest money.

Upon closing, the parties will enter into an amendment to the amended and restated limited partnership agreement of the Operating Partnership to evidence the issuance of the Series T Limited Units to the Manhattan FP Contributor. Such Series T Limited Units will be entitled to annual cash distributions of up to 6.0% of the value of the Series T Limited Units for the three years after closing, depending upon the net operating income (“NOI”) of the Manhattan FP Hotel Property during each such applicable year.  The Series T Limited Units will convert into Common Limited Units of the Operating Partnership beginning 36 months after the closing or the sale of the Manhattan FP Hotel Property or substantially all of the Operating Partnership’s assets. The number of Common Limited Units to be issued to the Manhattan FP Contributor upon conversion will be based upon a capitalization rate applied to the then-current trailing 12-month NOI of the Manhattan FP Hotel Property, less amounts incurred or accrued by the Operating Partnership for (i) any funds advanced as cash at closing (ii) reasonable contribution towards closing costs, (iii) the Original Loan Balance, (iv) loan assumption or origination fees and related expenses, (v) if applicable, costs of prepayment or defeasance and related expenses, (vi) PIP and capital expenditures, (vii) operating cash infused by the General Partner and/or Partnership, (viii) any shortfall of the 10% minimum cumulative yield on General Partner’s invested capital, and (ix) any other unrealized or unreimbursed costs of operating the Contributed Asset.

The Manhattan FP Contribution Agreement contains various covenants, representations and warranties from the respective parties. The acquisition of the Manhattan FP Hotel Property by the Operating Partnership is subject to certain closing conditions, including the Operating Partnership’s assumption or refinancing of the existing debt secured by the Manhattan FP Hotel Property. There can be no assurance that the Operating Partnership will complete the acquisition of the Manhattan FP Hotel Property.

Contribution Agreement – DoubleTree Hotel Lawrence

On May 9, 2022, Lodging Fund REIT III OP, LP (the “Operating Partnership”), the operating partnership subsidiary of Lodging Fund REIT III, Inc. (the “Company”) and W&K Hotels, LLC (the “Lawrence DT Contributor”) entered into a Legendary Equity Preservation UPREIT (Pat. Pend.) Contribution Agreement (the “Lawrence DT Contribution Agreement”), pursuant to which the Lawrence DT Contributor agreed to contribute the 192-room DoubleTree Hotel Lawrence hotel in Lawrence, Kansas (the “Lawrence DT Hotel Property”) to the Operating Partnership. The Lawrence DT Contributor is not affiliated with the Company or Legendary Capital REIT III, LLC, the Company’s external advisor. The aggregate consideration for the Lawrence DT Hotel Property under the Lawrence DT Contribution Agreement is $13,100,000 plus closing costs, subject to adjustment as provided in the Lawrence DT Contribution Agreement. The majority of the consideration consists of the assumption or refinancing by the Operating Partnership of existing debt secured by the Lawrence DT Hotel Property. The remaining consideration consists of the issuance by the Operating Partnership of Series T Limited Units of the Operating Partnership and cash at close. As required by the Lawrence DT

Contribution Agreement, the Operating Partnership will deposit $50,000 into escrow as earnest money pending the closing or termination of the Lawrence DT Contribution Agreement. Except in certain circumstances described in the Lawrence DT Contribution Agreement, if the Operating Partnership fails to perform its obligations under the Lawrence DT Contribution Agreement, it will forfeit the earnest money.

Upon closing, the parties will enter into an amendment to the amended and restated limited partnership agreement of the Operating Partnership to evidence the issuance of the Series T Limited Units to the Lawrence DT Contributor. Such Series T Limited Units will be entitled to annual cash distributions of up to 6.0% of the value of the Series T Limited Units for the three years after closing, depending upon the net operating income (“NOI”) of the Lawrence DT Hotel Property during each such applicable year.  The Series T Limited Units will convert into Common Limited Units of the Operating Partnership beginning 36 months after the closing or the sale of the Lawrence DT Hotel Property or substantially all of the Operating Partnership’s assets. The number of Common Limited Units to be issued to the Lawrence DT Contributor upon conversion will be based upon a capitalization rate applied to the then-current trailing 12-month NOI of the Lawrence DT Hotel Property, less amounts incurred or accrued by the Operating Partnership for (i) any funds advanced as cash at closing (ii) reasonable contribution towards closing costs, (iii) the Original Loan Balance, (iv) loan assumption or origination fees and related expenses, (v) if applicable, costs of prepayment or defeasance and related expenses, (vi) PIP and capital expenditures, (vii) operating cash infused by the General Partner and/or Partnership, (viii) any shortfall of the 10% minimum cumulative yield on General Partner’s invested capital, and (ix) any other unrealized or unreimbursed costs of operating the Contributed Asset.

The Lawrence DT Contribution Agreement contains various covenants, representations and warranties from the respective parties. The acquisition of the Lawrence DT Hotel Property by the Operating Partnership is subject to certain closing conditions, including the Operating Partnership’s assumption or refinancing of the existing debt secured by the Lawrence DT Hotel Property. There can be no assurance that the Operating Partnership will complete the acquisition of the Lawrence DT Hotel Property.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LODGING FUND REIT III, INC.

Dated: May 13, 2022	BY:	/s/ Corey R. Maple
Corey R. Maple
Chairman of the Board, Chief Executive Officer and Secretary